Exhibit 99.1

ConnectM Reports Third Quarter 2025 Results: 45% Revenue Growth and Continued Balance Sheet Deleveraging

MARLBOROUGH, Mass., Nov. 17, 2025 (GLOBE NEWSWIRE) – ConnectM Technology Solutions, Inc. (OTC: CNTM) (“ConnectM” or the “Company”), a constellation of technology-driven businesses powering the modern energy economy, today reported financial results for the three and nine months ended September 30, 2025, following the Company’s filing of its Quarterly Report on Form 10-Q with the U.S. Securities and Exchange Commission on November 17, 2025.

ConnectM’s third quarter performance reflects strong top-line growth across its Owned Service Network and Logistics segments, alongside continued progress simplifying the balance sheet through debt-for-equity exchanges, settlement of legacy obligations, and the removal of derivative overhangs.

Third Quarter 2025 Highlights (vs. Third Quarter 2024)

•	Revenue for the quarter increased 45% to approximately $8.7 million, compared to approximately $6.0 million in the prior-year period.

•	Year-to-date revenue increased 60% to approximately $26.2 million for the nine months ended September 30, 2025, compared to approximately $16.4 million for the nine months ended September 30, 2024.

•	Cost of revenue for the quarter increased 39% to approximately $5.8 million

•	Selling, general and administrative expense for the quarter increased 31% to approximately $5.7 million.

•	Net loss for the quarter was approximately $1.0 million, compared to a net loss of approximately $9.9 million for the same period in 2024, reflecting a mix of acquisition-related gains, non-cash fair value adjustments, and restructuring items.

•	As of September 30, 2025, cash was approximately $2.2 million; the Company continues to pursue a combination of cash generation, cost discipline, and capital markets activities to support its operating and growth plans.

Balance Sheet Deleveraging and Capital Structure Simplification

Throughout 2025, ConnectM has focused on simplifying and de-risking its capital structure while continuing to grow the business:

•	During the three months ended September 30, 2025, ConnectM exchanged approximately $3.0 million of outstanding convertible debt under Section 3(a)(9) of the Securities Act, eliminating related debt and derivative features.

•	The fair value of convertible debt declined from approximately $8.5 million at December 31, 2024 to approximately $3.8 million at September 30, 2025.

•	Derivative liabilities associated with legacy instruments stood at approximately $4.2 million at December 31, 2024 and were eliminated as of September 30, 2025, following the termination of the forward purchase agreement and other settlements.

•	On September 24, 2025, ConnectM entered into a Settlement and Termination Agreement with Libertas Funding, LLC, under which Libertas terminated its senior secured lien and released all related security interests in the Company’s assets. ConnectM acknowledged a remaining principal balance of approximately $3.1 million, subject to a structured repayment plan with stepped increases tied to the Company’s planned uplisting and a right to redeem 1.56 million shares of ConnectM common stock held by Libertas upon full repayment.

Collectively, these actions have reduced the Company’s gross debt obligations and derivative overhang by well over $10 million and simplified the capital structure to better support future growth and intended national securities exchange uplisting efforts.

Strengthening the Energy Intelligence Network

ConnectM continues to execute on its strategy of building an AI-driven Energy Intelligence Network (“EIN”) that connects residential, commercial, industrial, and mobility assets across four segments: Owned Service Network, Managed Solutions, Logistics, and Transportation. At the center of this strategy is Keen Labs, the Company’s newly formed wholly owned subsidiary that consolidates its AI, industrial IoT, battery systems, and distributed energy platforms into a unified engine for technology-driven growth and value creation.

•	The Logistics segment delivered a meaningful contribution to Q3 revenue and cost of revenue, establishing a scaled presence in last-mile business-to-business transportation.

•	The Owned Service Network expanded through the acquisitions, deepening ConnectM’s footprint in HVAC and solar services in key U.S. markets.

•	The CER acquisition in India added a rooftop solar and telecom-energy platform, positioning the Company to grow its international Owned Service Network and distributed energy businesses.

Through Keen Labs, ConnectM also announced the acquisitions of Amperics Holdings LLC and Geo Impex LLC subsequent to quarter-end, strengthening its technology and infrastructure base for the modern energy and logistics economy.

Management Commentary

“Our third quarter demonstrates that ConnectM can grow rapidly while simplifying its capital structure,” said Bhaskar Panigrahi, Chief Executive Officer and Chairman of ConnectM. “We delivered 45% revenue growth in Q3 and 60% growth year-to-date, driven by our Logistics and Owned Service Network segments, while continuing to convert and retire legacy debt and derivative instruments that have weighed on our balance sheet.”

“We recognize that investors are focused on both growth and leverage,” Panigrahi continued. “In 2025, we’ve resolved or restructured more than $10 million of obligations through a combination of 3(a)(9) exchanges, a 3(a)(10) settlement, and the Libertas agreement, and we’ve cut the fair value of convertible debt by more than half from year-end 2024 levels. At the same time, we are investing in platforms like Keen Labs, Geo Impex, and Amperics that we believe can compound value over the long term at the intersection of tech and energy.”

Full financial details and additional discussion of the Company’s results are available in ConnectM’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025.

About ConnectM Technology Solutions, Inc.

ConnectM is a constellation of technology-driven businesses powering the modern energy economy. Through its Owned Service Network, Managed Solutions, Logistics, and Transportation segments, the Company delivers AI-powered electrification, distributed energy, last-mile delivery, and industrial IoT solutions to customers worldwide.

For more information, visit www.connectm.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. All statements, other than statements of present or historical fact included in this press release, regarding our future financial performance and our strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. We caution you that the forward-looking statements contained herein are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. In addition, we caution you that the forward-looking statements regarding the Company contained in this press release are subject to the risks and uncertainties described in the “Cautionary Note Regarding Forward-Looking Statements” section of our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q that we file with the Securities and Exchange Commission. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ConnectM is under no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations

ConnectM Technology Solutions, Inc.

+1 617-395-1333

irpr@connectm.com

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